                                                                   EXHIBIT 10.25
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                          DIGITAL INSIGHT CORPORATION

                                1999 STOCK PLAN

                             STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
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Dale Walker
22 West 66th Street #14
New York, NY  10023

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number:                      797
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     Date of Grant:                     March 5, 2001
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     Vesting Commencement Date:         February 12, 2001
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     Exercise Price per Share:          $12.3125
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     Total Number of Shares Granted:    440,000
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     Total Exercise Price:              $5,417,000.00
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     Type of Option:                    X Incentive Stock Option
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                                        (ISO to the maximum extent permissible under law)
                                        ___Nonstatutory Stock Option
     Term/Expiration Date:              March 5, 2011
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     Vesting Schedule:
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     This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the total Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates; provided, however, that, 50% of the then
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unvested portion of the Option shall immediately vest and become exercisable in full in the event of a Change in Control of the Company, and the Optionee shall have the right to exercise such additional vested portion of the Option at such time. For purposes hereof, a "Change in Control" shall mean any of the following transactions to which the Company is a party:

     (i) a merger or consolidation in which the Company is not the surviving entity, except for (A) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (B) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

     (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

     (iii) any reverse merger in which the Company is the surviving entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company held immediately prior to such transaction) securities of the Company representing more than fifty percent (50%) of the total voting power of the Company immediately after such transaction. Notwithstanding the foregoing, in the event the acceleration of the vesting of this Option upon a Change in Control would prevent an acquisition from being treated as a "pooling-of-interests" for financial accounting purposes by the surviving entity, and such treatment is a condition to the acquisition, the foregoing benefits shall be equitably adjusted to the extent necessary to effectuate such pooling-of-interests treatment.


     Termination Period:
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     This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee's death or disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

     (i) In the event of the voluntary, Involuntary Termination (as defined below) or termination without Cause (as defined below) of Optionee's employment or consulting relationship with the Company prior to the earlier of twelve (12) months after the Date of Grant, the Option shall become fully vested and exercisable by the Optionee upon the date of such termination (the "Termination
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Date") at the original purchase price per Share specified in this Article (as
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adjusted for any stock splits, stock dividends and the like).

     (ii) For purposes of this Section the following terms shall mean:

          "Involuntary Termination" means (i) a significant reduction in the
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position, duties and/or responsibilities of Optionee from the position, duties and responsibilities of Optionee prior to the Merger, (ii) a greater than 10% reduction in the base compensation of Optionee as in effect immediately prior to the Merger, (iii) a requirement by the Company that Optionee relocate or perform services at a location more than 50 miles from the present site of Optionee's current office, or (iv) a significant reduction in the employee benefit plans and compensation programs applicable to Optionee maintained by the Company prior to the Merger.

          "Cause" means (a) Optionee's loss of legal capacity, (b) Optionee's
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gross negligence in performing his or her duties, (c) Optionee's insubordination or material failure to follow the policies, procedures, rules or regulations of the Company, (d) actions by Optionee that are seriously detrimental to the reputation of the Company, or (e) Optionee's conviction of a felony or a crime involving moral turpitude, dishonesty or fraud.

    (iii) The Option may be exercised by the Optionee by written notice at any time following the Termination Date, within the time period described in the Termination Period above, by delivering to the Company such notice and payment for the purchase price as defined in Article II of this Agreement.

II.  AGREEMENT
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     1.   Grant of Option. The Plan Administrator of the Company hereby grants
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to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   Exercise of Option.
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          a)  Right to Exercise. This Option shall be exercisable during its
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term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          b)   Method of Exercise.  This Option shall be exercisable by delivery
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of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   [Omitted]
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     4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          a)   cash or check;

          b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.


     6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

     7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  Exercise of ISO.  If this Option qualifies as an ISO, there will
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be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (b)  Exercise of Nonstatutory Stock Option.  There may be a regular
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federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          (c)  Disposition of Shares.  In the case of an NSO, if Shares are held
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for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (d)  Notice of Disqualifying Disposition of ISO Shares.  If the Option
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granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.


     10.  Entire Agreement; Governing Law.  The Plan is incorporated herein by
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reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

     11.  No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES
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THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                             DIGITAL INSIGHT CORPORATION


 /s/ Dale Walker                       /s / Kevin McDonnell
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Signature                             By


Dale Walker                           Senior Vice President
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